UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Iron Spark I Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11

IRON SPARK I INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 21381 Iron Spark I Proxy Card Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on December 18 , 2022 . INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ironsparki/2022. MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Proposal 1 — The Charter Amendment Proposal At the discretion of the board of directors of ISAA, to amend ISAA’s Amended and Restated Certificate of Incorporation to change the date by which ISAA must consummate an initial business combination, from June 11 , 2023 to December 28 , 2022 and set the redemption price at $ 10 . 00 in order to permit ISAA to liquidate and wind up early . Proposal 2 — The Adjournment Proposal To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the ISAA’s Class A Common Stock, par value $ 0 . 0001 per share, and Class B Common Stock, par value $ 0 . 0001 per share, to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate . PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. Please mark lik e this X your votes FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

21381 Iron Spark I Proxy Card Back Important Notice Regarding the Availability of Proxy Materials: The notice of meeting and the accompanying proxy statement are available at https://www .cstprox y.com/ironsparki/2022. For banks and brokers, the notice of meeting and the accompanying proxy statement are available at https://www .cstprox y.com/ironsparki/2022. IRON SPARK I INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 19, 2022 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the accompanying notice and proxy statement, dated November 25 , 2022 , in connection with the special meeting to be held on December 19 , 2022 , at 10 : 30 a . m . , Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in - person meeting, at https : //www . cstproxy . com/ironsparki/ 2022 . The undersigned hereby appoints Alexander P . Oxman, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Iron Spark I Inc . (the “ISAA”) registered in the name provided, which the undersigned is entitled to vote at the special meeting, and at any postponement or adjournment thereof, with all the powers the undersigned would have if personally present . Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement . THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. (Continued and to be marked, dated and signed, on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED